File No. 033-96132
                                                            Pursuant to Rule 497



                         SUPPLEMENT DATED MAY 7, 2003 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 26, 2002


UPDATED INFORMATION ABOUT NEW YORK

The Statement of Additional Information dated December 26, 2002 (the "SAI") contains a summary of certain factors that may affect the financial condition of the State of New York. This Supplement to the SAI (the "Supplement") is intended as an update of the SAI as of May 7, 2003 and contains information that is subject to change without notice. AS AN UPDATE TO THE SAI, THE INFORMATION CONTAINED IN THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SAI.

Many factors not included in the SAI or the Supplement, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the New York Municipal Money Market Portfolio (the "New York Portfolio"). It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the New York Portfolio.

THE INFORMATION CONTAINED IN THIS SUPPLEMENT IS BASED ON PUBLICLY AVAILABLE INFORMATION THAT HAS NOT BEEN INDEPENDENTLY VERIFIED BY TD WATERHOUSE FAMILY OF FUNDS, INC. (THE "COMPANY") OR ITS LEGAL COUNSEL.

YEAR-END REPORT (2002-03) AND CURRENT YEAR UPDATE (2003-04)

On April 22, 2003, the Division of the Budget ("DOB") issued a "2002-03 Year-End Update and 2003-04 Status Report" (the "Year-End Update"). The purpose of the Year-End Update is to provide (i) a timely summary and analysis of preliminary 2002-03 Financial Plan results on an unaudited basis and (ii) an update on the status of the 2003-04 Executive Budget. The Year-End Update is intended to formalize the process for making unaudited year-end results available quickly to investors on a consistent and timely basis.

YEAR END RESULTS (2002-03)

In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. Under the Governor's plan, the State would have received $1.9 billion in revenues from the sale in 2002-03, $1.9 billion in 2003-04 and $400 million in 2004-05.

However, the State Legislature failed to enact legislation authorizing the tobacco settlement sale during 2002-03 and has yet to enact such legislation in 2003-04 (a discussion on the status of the tobacco settlement sale appears below). Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan (described in the February Financial
Plan) in which it deferred $1.9 billion in planned spending to 2003-04.

To keep the 2002-03 fiscal year in balance, the State implemented $700 million in administrative actions and, in the absence of planned revenues from the tobacco settlement sale, deferred $1.9 billion in discretionary aid payments originally planned for 2002-03 into early 2003-04. The table below summarizes the payment delays.

-------------------------------------------------------- -----------------
                     2002-03 PAYMENT DEFERRALS:                    $1,900

School Aid                                                          1,310
CUNY Senior Colleges                                                  219
Medicaid Payment to Counties                                           83
Education                                                              56
Welfare                                                                47
All Other                                                             185
-------------------------------------------------------- -----------------
                         (Dollars in millions)

After those actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion ($815 million in the General Fund (comprised of $710 million in the Tax Stabilization Reserve Fund, $20 million in the Contingency Reserve Fund to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items") and $200 million in the refund reserve account in excess of amounts required to be on deposit), $10 million above the February Financial Plan projection of $1.0 billion.

2002-03 RECEIPTS (UNAUDITED)

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast and by $2.5 billion in comparison to the Enacted Budget Financial Plan adopted in May 2002. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale that the Legislature has not approved as of this supplement, but also incorporated a contingency plan (since implemented) to defer payments if the tobacco sale was delayed. The tobacco settlement revenues were budgeted as higher miscellaneous receipts in the February Financial Plan.

The remaining shortfall of $441 million was spread among taxes and miscellaneous receipts, with the largest shortfalls occurring in personal income taxes ($279 million), business taxes ($92 million), and miscellaneous receipts ($94 million).

Both personal income tax and business tax collections were significantly below the Enacted Budget projections. The revenue shortfall was primarily attributable to a weaker than expected national economy, depressed corporate earnings made worse by the impact of accounting scandals, and continued weakness in the equity


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

markets. These factors led to larger than expected declines in financial service industry employment and incomes, which, given the importance of this sector to the New York economy, had a magnified impact on the revenue base.

2002-03 DISBURSEMENTS (UNAUDITED)

General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan and $2.6 billion below the Enacted Budget Financial Plan forecast. The substantial decline resulted from savings from administrative actions that lowered discretionary spending and the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2003-04 STATUS REPORT

On March 10, 2003, the Governor and legislative leaders reached consensus on the revenue forecast for 2002-03 and 2003-04. It was agreed that the revenue estimates contained in the 2003-04 Executive Budget (as amended) and the economic forecast supporting the estimates were reasonable and would serve as the basis for budget deliberations.

Based on 2002-03 results, DOB believes that 2003-04 General Fund tax receipts may be $150 million below the February Financial Plan projections. In addition, the State Comptroller has recommended a level of pension costs for 2003-04 that would be approximately $100 million higher than the February Financial Plan estimates. Together, the potential revenue shortfall and pension increases would add roughly $250 million in unbudgeted costs to the 2003-04 Financial Plan. DOB expects that the financing of the new costs will be part of the final resolution of the 2003-04 budget.

The economic uncertainties outlined in the 2003-04 Executive Budget remain extant. The Middle East continues to be politically unstable. Consequently, oil prices remain a concern. The possibility of a terrorist attack on U.S. soil is also a risk. Moreover, the outlook for equity markets, which are particularly important to State economic activity, remains uncertain.

On March 31, 2003, the State Legislature enacted the annual "debt service bill," which includes appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. However, the Legislature has not yet taken final action on all other Executive Budget recommendations by April 1, the start of the 2003-04 fiscal year. Interim budget legislation has been enacted that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and other necessary items generally for the period from April 1 through May 4, 2003. As in prior years, the State expects to enact additional similar interim appropriations to permit State operations to continue until adoption of the 2003-04 budget.

CASH FLOW/TOBACCO SECURITIZATION

As of the date of this supplement, the Legislature has not authorized the securitization of tobacco payments. Thus, the State's cash flow position is expected to be extremely tight, especially during the first quarter of the 2003-04 fiscal year. However, the State's flow of funds and the statutory and


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

technical capability of DOB to manage disbursements should provide sufficient means to maintain cash balances while continuing essential governmental operations. DOB, in conjunction with State agencies, is continuing to enforce a statewide austerity plan that is expected to severely limit the level of spending authorized in the emergency bills. DOB is monitoring the State's cash flow on a daily basis and will make decisions on what spending to recommend in the interim budget bills on the basis of actual and forecasted results.

The State's current cash flow projections for the first quarter of 2003-04 are based on the following assumptions:

          o Tax receipts, including amounts in the April 2003 personal income tax settlement for calendar year 2002, will not materially erode from the level forecast in the February Financial Plan;

          o The State will continue to meet all Medicaid, welfare, and payroll obligations, make the formula-based payments to school districts, and provide for other spending necessary to maintain public health and safety;

          o The State will defer discretionary spending including reimbursement to school districts for categorical and other education payments, reimbursement to counties for certain services, and all discretionary non-personal service and capital payments; and

          o Balances in the Tax Stabilization Reserve Fund will be used, consistent with State law and past practice, to support cash flow during the fiscal year but will be restored to the current level of $710 million by the close of the fiscal year.

DOB currently projects positive closing balances on a monthly basis of $2.7 billion in April, $622 million in May, and $240 million in June. However, the month-end balances are relatively low and, based on current cash flow projections, it is possible that the level of resources available to support the daily General Fund cash flow projections may be insufficient on certain days during the months of May and June, especially if significant payments such as school aid are made early in the month. Accordingly, DOB is evaluating a range of options for improving the State's cash position, including deferring some or all general purpose school aid payments scheduled in May and June until the State receives revenues from the tobacco settlement sale. In addition, to help meet cash needs within the month caused by the timing of receipts and disbursements, DOB plans to seek an extension of existing law that permits the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on April 30.

As of the date of this supplement, the Senate, Assembly, and Governor have not agreed on the structure or amount of a tobacco securitization transaction. To mitigate expected concerns over the structure and security of an unenhanced sale of tobacco settlement revenues, the Governor's original plan envisioned that the State would enhance the security of the bonds to reduce risks to investors and lower total interest costs. Since that time, the parties have proposed several alternatives also intended to enhance the security of the tobacco bonds through the dedication of additional revenues and to differentiate the State's financing from other debt backed solely by payments from the tobacco industry under the


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

master settlement agreement ("MSA"). The State Senate has introduced a bill that creates a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments proved insufficient (S. 3578). DOB believes that, like the Governor's original proposal, this approach mitigates the risk to bondholders if MSA payments are disrupted and reduces overall borrowing costs to a level comparable to a typical State bond sale.

PENSION REFORM INITIATIVES

In conjunction with proposed amendments to the Executive Budget, the Governor recommended a number of options to mitigate the substantial growth in pension contributions for State and local governments resulting from losses in the State pension funds. The options included implementing a phase-in schedule that gradually takes the pension contribution as a percentage of salary to higher levels over the next five years, modifying the current asset "smoothing" method (the value of equities are averaged over a five year period to "smooth" investment gains and losses) to eliminate certain limitations that contribute to increased pension costs but are not required by the Governmental Accounting Standards Board, and amortizing the 2000 pension benefit improvements over a longer period than the current schedule of 10-15 years. DOB projects that a combination of these recommendations, if adopted, would result in State pension costs as a percent of payroll increasing from 1 percent in 2002-03 to 4 percent in 2003-04, 7 percent in 2004-05, and 11 percent in 2005-06.

Subsequent to the Governor's proposals, the State Comptroller, who is the Sole Trustee of the Retirement System, recommended his own package of pension options. The Comptroller's proposals would require employers to make a minimum pension contribution equal to 4.5 percent of payroll annually and change the cycle of billing to match the employers' budget cycles.

DOB projects that the Comptroller's recommendations, if adopted, would result in State pension costs as a percent of payroll of 4.5 percent in 2003-04, 11 percent in 2004-05, and 12 percent in 2005-06. Thus, pension costs would exceed the February Financial Plan projections by $105 million in 2003-04, $446 million in 2004-05, and $98 million in 2005-06.

SPECIAL CONSIDERATIONS

As a result of the failure of the Legislature to authorize tobacco securitization, the State is operating with relatively low cash balances through the first quarter of the 2003-04 fiscal year, even after the imposition of a strict austerity spending plan that is intended to severely limit discretionary spending during this period. DOB is preparing to implement additional cash management actions in May and June 2003 if tax receipts fall below planned levels.

It is possible that recent litigation affecting Philip Morris USA may weaken the demand for tobacco-related bonds, as investors become less confident that the tobacco companies will be able to satisfy their future payment obligations under the national Master Settlement Agreement. However, DOB believes that the enhanced security structure contemplated for the State's tobacco settlement bonds will be sufficient to allay investor concerns.

There are  several  significant  risks  that  could  adversely  affect  the U.S.
economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or


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

series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Instability in the Middle East also carries the potential to affect consumer sentiment, business confidence, and oil prices.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2003-04 Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

FOR MORE INFORMATION ABOUT THE STATE, SEE "INFORMATION ABOUT NEW YORK" IN THE
SAI.


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